UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2008 (June 27, 2008)

RX FOR AFRICA, INC f/k/a Diamond  Entertainment Corp.
(Exact name of registrant as specified in its charter)

New Jersey	0-17953	22-2748019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, Suite 1200, New York, NY 10018
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (646) 461-3082

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In April 2007, the Company discovered that certain of our previously filed financial statements contained certain errors, as described below:

For the three months ended June 30, 2006, stock options to purchase an aggregate 627,777 shares (post reverse-split) of common stock of the Company issued to Officers and Directors became vested. The report as originally filed disclosed options to purchase an aggregate 1,916,660 shares (post reverse-split) vesting during the quarter, with an expense of $45,521 charged to operations during the period. The report as amended has these options valued at $130,200, with this amount charged to operations during the period.  The Company’s statement of operations is restated by the difference of $84,679.  The original report on Form 10-QSB was filed with the Securities and Exchange Commission on August 21, 2006. The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on June 27, 2008.

For the three months ended September 30, 2006, there were no additional changes; however, the changes discussed above for the three months ended June 30, 2006 were reflected in the amended report for the six months ended September 30, 2006. The original report on Form 10-QSB was filed with the Securities and Exchange Commission on November 15, 2006.  The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on June 27, 2008.

For the three months ended December 31, 2006, there were no additional changes regarding the stock options discussed above; however, these changes for the three months ended June 30, 2006 were reflected in the amended report for the nine months ended December 31, 2006.  In addition, during the three months ended December 31, 2006, the Company completed a financing in the amount of $1,150,000 in the form of convertible debt and warrants.  The discount on this debt and the warrants were classified as derivative financial instruments in the Company’s financial statements as originally filed. The Company has since made the determination that these instruments are not derivatives.  The primary effects of the restatement of the Company’s financial statements for the three months ended December 31, 2006 were a net decrease in expense in the amount of $6,698,505 and a net decrease in current liabilities of $7,818,523. The original report on Form 10-QSB was filed with the Securities and Exchange Commission on February 22, 2007. The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on July 3, 2008.

For the twelve months ended March 31, 2007, there were no additional changes regarding the vesting of the stock options; however, the changes discussed above were reflected in the amended report for the twelve months ended March 31, 2007.  In addition, the Company restated its report for the effects of the change from derivative accounting with regard to the convertible debt and warrant components of its $1,150,000 financing.  Although the audit of this period is not yet complete, we believe the primary effects of this change will be a net decrease in expense of approximately $9,036,561 and a decrease in current liabilities of approximately $9,295,171 for the twelve months ended March 31, 2007.  The original report on Form 10-KSB was filed with the Securities and Exchange Commission on July 16, 2007; an unrelated amendment to this report was filed with the Securities and Exchange Commission on August 13, 2007. We expect to file an amendment to this report on Form 10-KSB/A in August, 2008.

The foregoing matters were discussed by the Company’s Authorized Officers and their designees with the Company’s independent accountants, Bernstein & Pinchuk, LLP.

Item 8.01    Other Events

Rx for Africa, Inc., f/k/a Diamond Entertainment Corp. (Other OTC: RXAF.PK) effective July 1, 2008 has relocated its principal executive offices to the following address:

Rx for Africa, Inc.
462 Seventh Avenue, Suite 1200
New York, NY 10018
Attn:  Howard Becker
Ph: (646) 461-3082
Fax:(212) 656-1752

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RX FOR AFRICA, INC. (f/k/a Diamond Entertainment Corp.)

Dated: July 26, 2008	By /s/ Mulugetta Bezzebeh
Mulugetta Bezzabeh, Ph.D
Principal Executive Officer and Principal Financial Officer